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                                                                   EXHIBIT 10.46

              AMENDMENT NO. 4 TO REDUCING REVOLVING LOAN AGREEMENT


         This Amendment No. 4 to Reducing Revolving Loan Agreement (this "Amendment") is entered into with reference to the Reducing Revolving Loan Agreement dated as of June 10, 1998 (as heretofore amended, the "Loan Agreement") among American Coin Merchandising, Inc. ("Borrower"), the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.


         Borrower and the Administrative Agent, acting with the consent of the Requisite Lenders pursuant to Section 11.2 of the Loan Agreement, agree as follows:

         1. Section 6.6. Section 6.6(b) of the Loan Agreement is amended by adding the following words at the end thereof (before the semicolon):

                           "or rights to purchase preferred stock that is the approximate economic equivalent of one or more shares of Common Stock"


         2. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of all of the following, each properly executed by an authorized officer of each party thereto and dated as of the date hereof:

                  (a) Counterparts of this Amendment Executed by all parties hereto; and

                  (b) Written consent of the Requisite Lenders as required under Section 11.2 of the Loan Agreement in the form of Exhibit A to this Amendment.


         3. Representation and Warranty. Borrower represents and warrants that no Default or Event of Default has occurred and remains continuing.


         4. Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.


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         IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment by their duly authorized representatives.


         Dated:  May 28, 1999




                                            AMERICAN COIN MERCHANDISING, INC.



                                            By: /s/ W. John Cash
                                               ------------------------------
                                                    W. John Cash
                                                    Chief Financial Officer


                                            WELLS FARGO BANK, NATIONAL
                                            ASSOCIATION, as Administrative Agent





                                            By: /s/ James K. Edwards
                                               ------------------------------
                                                    James K. Edwards
                                                    Vice President



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                             Exhibit A to Amendment

                                CONSENT OF LENDER

         Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of June 10, 1998 (as heretofore amended, the "Loan Agreement") among American Coin Merchandising, Inc. ("Borrower"), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used by not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

         The undersigned Lender hereby consents to the execution and delivery of Amendment No. 4 to Reducing Revolving Loan Agreement by the Administrative Agent on its behalf substantially in the for of the most recent draft presented to the undersigned Lender.

         Date:  May _____, 1999



                                            ---------------------------------
                                                   [Name of Institution]



                                            By:
                                               ------------------------------

                                            ---------------------------------
                                                 [Printed Name and Title]


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